Exhibit 24
                                                                     ----------



                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Laurence A. Chapman, Terrence
G. Linnert and Nicholas J. Calise, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable The B.F. Goodrich Company (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Securities, including Common Stock, Preferred
Stock, Debt and Medium Term Notes, in an aggregate principal amount not to exceed $500 million, including power and authority to sign his or her name in any and all capacities (including his or her capacity as a Director and/or Officer of the Company) to one or more registration statements on Form S-3, or such other available form as may be approved by officers of the Company, and to any and all amendments, including post-effective amendments, to such registration statements, and to any and all instruments or documents filed as part of or in connection with such registration statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned have subscribed these presents this 19th day of July, 1999.


/s/ David L. Burner                           /s/Laurence A. Chapman
--------------------------                    -----------------------------
    (David L. Burner)                                (Laurence A. Chapman)
Chairman of the Board, President and              Senior Vice President and
Chief Executive Officer, and Director              Chief Financial Officer
  (Principal Executive Officer)                  (Principal Financial Officer)


/s/ Diane C. Creel                           /s/ George A. Davidson, Jr.
--------------------------                   --------------------------------
  (Diane C. Creel)                                (George A. Davidson, Jr.)
     Director                                             Director

/s/ James J. Glasser                        /s/ Jodie K. Glore
-------------------------                   ---------------------------------
 (James J. Glasser)                                  (Jodie K. Glore)
     Director                                            Director


/s/ John W. Guffey, Jr.                    /s/ William R. Holland
--------------------------                 -----------------------------------
  (John W. Guffey, Jr.)                          (William R. Holland)
       Director                                         Director

/s/ Robert D. Koney, Jr.                   /s/ David I. Margolis
---------------------------                ----------------------------------
   (Robert D. Koney, Jr.)                          (David I. Margolis)
Vice President and Controller                            Director
(Principal Accounting Officer)


/s/ Douglas E. Olesen                      /s/ Richard de J. Osborne
---------------------------                -----------------------------------
   (Douglas E. Olesen)                          (Richard de J. Osborne)
         Director                                       Director


/s/ Alfred M. Rankin, Jr.                  /s/ Robert H. Rau
---------------------------                ----------------------------------
 (Alfred M. Rankin, Jr.)                           (Robert H. Rau)
       Director                                        Director


/s/ James R. Wilson                        /s/ A. Thomas Young
--------------------------                 -----------------------------------
  (James R. Wilson)                                (A. Thomas Young)
       Director                                        Director